UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2018

INTEGRATED VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55681	82-1725385
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

73 Buck Road, Suite 2, Huntingdon Valley, PA	19006
(Address of principal executive offices)	(Zip Code)

215-613-1111

(Registrant’s telephone number, including area code)

_____________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CRF 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Convertible Note issued to Geneva Roth Remark Holdings, Inc.

On September 17, 2018, the Company issued a convertible Promissory Note in the principal amount of $128,000 to Geneva Roth Remark Holdings, Inc. (the “Holder”), pursuant to a Securities Purchase Agreement dated September 17, 2018 between the Company and the Holder. The Note is due September 17, 2019, and bears interest at the annual rate of ten percent (10%) per annum. In the Event of Default under the Note, additional interest will accrue from the Maturity Date or the date of the Event of Default at the rate equal to the lower of 24% per annum or the highest rate permitted by law. The Holder shall have the right from time to time, and at any time during the period beginning on the date which is one hundred seventy (170) days following the date of the Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount (as defined in Article III of the Note), each in respect of the remaining outstanding principal amount of the Note to convert all or any part of the outstanding and unpaid principal amount of the Note into fully paid and non-assessable shares of Common Stock. The "Variable Conversion Price" shall mean 70% multiplied by the Market Price(as defined in the Note).

Under the Note, events of default include a default in payment of any amount due under the Note; a default in the timely issuance of underlying shares upon and in accordance with the terms of the Note; bankruptcy; failure by the Company to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended; an event resulting in the common stock of the Company no longer being listed or quoted on a trading market, or cross defaults on Other Agreements (as defined in the Note).

In the event of a Default, the Default Amount due is an amount equal to the greater of (i) 150% times the sum of (w) the then outstanding principal amount of the Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the “Mandatory Prepayment Date”) plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Holder pursuant to Section 1.4(e) of the Note. If the Company fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Company remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Company, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Company equal to the Default Amount divided by the Conversion Price then in effect.

Convertible Note issued to Armada Investment Fund, LLC

On September 21, 2018, the Company issued a convertible Promissory Note in the principal amount of $52,000 to Armada Investment Fund, LLC (the “Holder”), pursuant to a Securities Purchase Agreement dated September 21, 2018 between the Company and the Holder. The Note is due September 21, 2019, and bears interest at the annual rate of eight percent (8%) per annum. In the Event of Default under the Note, additional interest will accrue from the Maturity Date or the date of the Event of Default at the rate equal to the lower of 24% per annum or the highest rate permitted by law. At any time after 31 days after the Closing Date, until the Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time at the Conversion Price. The conversion price for the principal and interest in connection with voluntary conversions by the Holder shall be 70% multiplied by the Market Price.

Under the Note, events of default include a default in payment of any amount due under the Note; a default in the timely issuance of underlying shares upon and in accordance with the terms of the Note; bankruptcy; failure by the Company to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended; an event resulting in the common stock of the Company no longer being listed or quoted on a trading market, or cross defaults on Other Agreements (as defined in the Note).

In the event of a default, the Mandatory Default Amount under the Note is the sum of (a) the greater of (i) the outstanding principal amount of this Note divided by the Conversion Price on the date the Mandatory Default Amount is either (A) demanded (if demand or notice is required to create an Event of Default), (B) otherwise due, or (C) paid in full, whichever is lowest, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded, (y) due, or (z) paid in full, whichever is highest, or (ii) 120% of the outstanding principal amount of this Note, plus, (b) all other amounts, costs, expenses and liquidated damages due in respect of this Note.

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Convertible Note issued to BHP Capital NY, Inc.

On September 21, 2018, the Company issued a convertible Promissory Note in the principal amount of $52,000 to BHP Capital NY, Inc. (the “Holder”), pursuant to a Securities Purchase Agreement dated September 21, 2018 between the Company and the Holder. The Note is due September 21, 2019, and bears interest at the annual rate of eight percent (8%) per annum. In the Event of Default under the Note, additional interest will accrue from the Maturity Date or the date of the Event of Default at the rate equal to the lower of 24% per annum or the highest rate permitted by law. At any time after 31 days after the Closing Date, until the Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time at the Conversion Price. The conversion price for the principal and interest in connection with voluntary conversions by the Holder shall be 70% multiplied by the Market Price.

Under the Note, events of default include a default in payment of any amount due under the Note; a default in the timely issuance of underlying shares upon and in accordance with the terms of the Note; bankruptcy; failure by the Company to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended; an event resulting in the common stock of the Company no longer being listed or quoted on a trading market, or cross defaults on Other Agreements (as defined in the Note).

In the event of a default, the Mandatory Default Amount under the Note is the sum of (a) the greater of (i) the outstanding principal amount of this Note divided by the Conversion Price on the date the Mandatory Default Amount is either (A) demanded (if demand or notice is required to create an Event of Default), (B) otherwise due, or (C) paid in full, whichever is lowest, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded, (y) due, or (z) paid in full, whichever is highest, or (ii) 120% of the outstanding principal amount of this Note, plus, (b) all other amounts, costs, expenses and liquidated damages due in respect of this Note.

THE FOREGOING DESCRIPTIONS CONTAIN SUMMARIES OF CERTAIN TERMS OF THE CONVERTIBLE NOTES AND SECURITY PURCHASE AGREEMENTS, DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE FORMS OF NOTES AND SECURITY PURCHASE AGREEMENTS THAT ARE FILED AS EXHIBITS 10.26 THROUGH 10.29, RESPECTIVELY, TO THIS CURRENT REPORT ON FORM 8-K AND ARE INCORPORATED HEREIN BY REFERENCE.

THE CONVERTIBLE NOTES AND SECURITIES PUCHASE AGREEMENTS ATTACHED HERETO, CONTAIN A SUBSTANTIAL NUMBER OF MATERIAL COVENANTS ON THE PART OF THE COMPANY, EVENTS OF DEFAULT AND OTHER AGREEMENTS OF WHICH DESCRIPTIONS ARE NOT INCLUDED IN THE ABOVE SUMMARIES. FOR A COMPLETE UNDERSTANDING OF THE POSSIBLE EFFECTS OF THE COMPANY’S HAVING ENTERED INTO THESE CONVERTIBLE NOTES AND SECURITIES PURCHASE AGREEMENTS, IT IS NECESSARY CAREFULLY TO READ EACH OF FOREGOING EXHIBITS TO THIS CURRENT REPORT.

DEFINED TERMS USED IN THE DESCRIPTIONS IN THIS CURRENT REPORT SHALL HAVE THE MEANINGS PROVIDED IN THE CONVERTIBLE NOTE OR SECURITY PURCHASE AGREEMENT, AS APPLICABLE, UNLESS SPECIFICALLY DEFINED ABOVE IN THIS REPORT.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

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Item 3.02. Unregistered Sale of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount (1)	Principal Purchaser	Total Offering Price/
			Underwriter	Underwriting Discounts

September 17, 2018	Convertible Promissory Note in the principal amount of $128,000 issued to Geneva Roth Remark Holdings, Inc.	Private Investor	NA	$128,000/NA
September 21, 2018	Convertible Promissory Note in the principal amount of $52,000 issued to Armada Investment Fund, LLC	Private Investor	NA	$52,000/NA
September 21, 2018	Convertible Promissory Note in the principal amount of $52,000 issued to BHP Capital NY, Inc.	Private Investor	NA	$52,000/NA

(1) The debt or equity issuances by the Company to lenders and investors are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of Regulation D promulgated by the SEC under the Securities Act.

Item 7.01. Regulation FD Disclosure.

We wish to report that the filing of our fiscal 2018 Annual Report on Form 10-K will be delayed until early in November 2018, for the reasons discussed below.

On July 24, 2018, the Public Company Accounting Oversight Board (PCAOB) issued an order, inter alia, imposing sanctions on Leigh J. Kremer, a certified public accountant and Mr. Kremer’s firm, Leigh J Kremer CPA, the former PCAOB registered audit firm for the Company, for permitting an individual, who was subject to a Board-ordered bar, to become an “associated person” of the firm during the pendency of the person’s bar. The order revoked the PCAOB registration of Mr. Kremer’s firm, imposed a monetary penalty on the firm, and censured Mr. Kremer, barring him from being an “associated person” of a registered public accounting firm. Mr. Kremer’s firm is eligible to reapply for registration with the PCAOB three years after the date of this order

The “associated person” subject to the PCAOB bar that was the reason for the revocation of Mr. Kremer’s firm’s PCAOB registration, according to the order, was involved in the referral of certain other clients to Mr. Kremer’s firm. This person had no involvement in the audits by Mr. Kremer’s firm of the Company’s financial statements. Mr. Kremer’s firm resigned as the Company’s auditors on November 17, 2017, and we had on December 14, 2017 engaged our current auditors. Due to the revocation of Mr. Kremer’s firm’s registration with the PCAOB, Mr. Kremer’s firm’s audit of our financial statements for the fiscal year ended June 30, 2017, may not be included in our current Form 10-K annual report filing for our fiscal year ended June 30, 2018. Our audit firm, M&K CPAS PLLC, is now auditing our fiscal 2017 financial statements for inclusion in our current 10-K filing. We estimate that the 2017 audit will delay the filing of our 2018 10-K to the first or second week of November 2018.

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Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.26	Securities Purchase Agreement, dated as of September 17, 2018, between the Company and Geneva Roth Remark Holdings, Inc.

10.27	Convertible Note issued September 17, 2018 to Geneva Roth Remark Holdings Inc.

10.28	Securities Purchase Agreement, dated as of September 21, 2018, between the Company and Armada Investment Fund, LLC

10.29	Convertible Note, dated September 21, 2018, issued to Armada Investment Fund, LLC

10.30	Securities Purchase Agreement, dated as of September 21, 2018, between the Company and BHP Capital NY, Inc.

10.31	Convertible Note issued September 21, 2018 to BHP Capital NY, Inc.

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Ventures, Inc.

Dated: October 10, 2018	By:	/s/ Steve Rubakh
	Name:	Steve Rubakh
	Title:	Chief Executive Officer

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